Exhibit 32.1

Certification Pursuant to18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cannabis Capital Corp., (the “Company”) on Form 10-Q/A for the period ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chad S Johnson, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Chad S Johnson
Chad S Johnson
Chief Executive Officer

March 21, 2014